SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2002



                              KEY TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



         OREGON                         0-21820                 93-0822509
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)





                                150 Avery Street
                          Walla Walla, Washington 99362
               (Address of principal executive offices) (Zip Code)



                                 (509) 529-2161
              (Registrant's telephone number, including area code)




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Item 5.    Other Events and Regulation FD Disclosure.

           On August 12, 2002, Key Technology, Inc. (the "Company") issued a press release announcing the completion of an $18.0 million credit facility with Banner Bank that will provide the Company with greater financial flexibility and long-term financing. The Company further announced that it terminated, effective August 12, 2002, its previously announced offer to exchange its outstanding Series B Convertible Preferred Stock for shares of newly authorized Series D Convertible Preferred Stock.

           A copy of the press release issued by Key Technology in connection with the announcement is attached as Exhibit 99.1.


Item 7.       Financial Statements and Exhibits.

      (c)     Exhibits.


      Exhibit No.     Description

      99.1            Key Technology, Inc. Press Release, dated August 12, 2002





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                                KEY TECHNOLOGY, INC.



                                                /s/ TED R. SHARP
                                                -------------------------------
                                                Ted R. Sharp,
                                                Chief Financial Officer

Dated:  August 14, 2002







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                                  EXHIBIT INDEX



Exhibit No.      Description
-----------      ---------------------------------------------------------------

   99.1          Key Technology, Inc. Press Release, dated August 12, 2002












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